                                                                    EXHIBIT 8(l)

                                     FORM OF
                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                              Effective Date
----                                              --------------
Schwab International Index Fund                   July 21, 1993

Schwab Small-Cap Index Fund                       October 14, 1993

Schwab Asset Director-High Growth Fund            September 25, 1995

Schwab Asset Director-Balanced Growth Fund        September 25, 1995

Schwab Asset Director-Conservative Growth Fund    September 25, 1995

Schwab S&P 500 Fund-Investor Shares               February 28, 1996

Schwab S&P 500 Fund-e.Shares                      February 28, 1996

Schwab Analytics Fund                             May 21, 1996

Schwab OneSource Portfolios-International         September 2, 1996

Schwab OneSource Portfolios-Growth Allocation     October 13, 1996

Schwab OneSource Portfolios-Balanced              October 13, 1996

Allocation Schwab OneSource Portfolios-Small      [        ], 1997
Company


                                        SCHWAB CAPITAL TRUST

                                        By:      ___________________________
                                        Name:    William J. Klipp
                                        Title:   Executive Vice President
                                                 and Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.

                                        By:      ___________________________
                                        Name:    Colleen M. Hummer
                                        Title:   Senior Vice President

                                     FORM OF
                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                 Fee
----                                 ---
Schwab International Index Fund      Twenty one-hundredths of one percent (.20%)
                                     of the Fund's average daily net assets

Schwab Small-Cap Index Fund          Twenty one-hundredths of one percent (.20%)
                                     of the Fund's average daily net assets

Schwab Asset Director-High Growth    Twenty one-hundredths of one percent (.20%)
Fund                                 of the Fund's average daily net assets

Schwab Asset Director-Balanced       Twenty one-hundredths of one percent (.20%)
Growth Fund                          of the Fund's average daily net assets

Schwab Asset Director-Conservative   Twenty one-hundredths of one percent (.20%)
Growth Fund                          of the Fund's average daily net assets

Schwab S&P 500 Fund-Investor         Twenty one-hundredths of one percent (.20%)
Shares                               of the class' average daily net assets

Schwab S&P 500 Fund- e.Shares        Five one-hundredths of one percent (0.05%)
                                     of the class' average daily net assets

Fund                                 Fee
----                                 ---
Schwab Analytics Fund                Twenty one-hundredths of one percent (.20%)
                                     of the Fund's average daily net assets.

Schwab OneSource                     Twenty one-hundredths of one percent (.20%)
Portfolios-International             of the Fund's average daily net assets.

Schwab OneSource Portfolios-Growth   Twenty one-hundredths of one percent (.20%)
Allocation                           of the Fund's average daily net assets.

Schwab OneSource                     Twenty one-hundredths of one percent (.20%)
Portfolios-Balanced Allocation       of the Fund's average daily net assets.

Schwab OneSource Portfolios-Small    Twenty one-hundredths of one percent (.20%)
Company                              of the Fund's average daily net assets.


                                        SCHWAB CAPITAL TRUST


                                        By:      ___________________________
                                        Name:    William J. Klipp
                                        Title:   Executive Vice President
                                                 and Chief Operating Officer



                                        CHARLES SCHWAB & CO., INC.


                                        By:      ___________________________
                                        Name:    Colleen M. Hummer
                                        Title:   Senior Vice President